Exhibit 99.1

Contacts:	Media	Investors
	Stephen Cohen	Brian Blackman
	(212) 886-9332	(702) 407-6330

Caesars Announces Pricing of $1.435 Billion Senior Secured Credit Facilities

LAS VEGAS, April 4, 2017 — Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars Entertainment”) and Caesars Entertainment Operating Company, Inc. (“CEOC”) and its Chapter 11 debtor subsidiaries (collectively, the “Debtors”) today announced the pricing of $1.435 billion of senior secured credit facilities for CEOC, consisting of a $1.235 billion seven-year senior secured term loan facility (the “Term Facility”) and a $200 million five-year senior secured revolving credit facility (the “Revolving Facility” and, together with the Term Facility, the “Senior Facilities”). The Term Facility was oversubscribed.

The interest rate under the new Term Facility is equal to either, at CEOC’s option, (a) the London Interbank Offered Rate (“LIBOR”) plus 250 basis points with no LIBOR floor or (b) the adjusted base rate plus 150 basis points, and the Term Facility will be issued at 99.5% of par.

“Pricing of the Senior Facilities is another important milestone in the process to complete CEOC’s restructuring,” said Mark Frissora, President and Chief Executive Officer of Caesars Entertainment. The closing of the Senior Facilities is anticipated to occur in connection with CEOC’s emergence from bankruptcy in the summer of 2017, subject to the negotiation and execution of definitive documentation, receipt of all required regulatory approvals and satisfaction of other customary closing conditions. CEOC’s emergence from bankruptcy is subject to the receipt of all required regulatory approvals, completion of the merger of Caesars Entertainment and Caesars Acquisition Company, certain other financing activities, continuing oversight by the United States Bankruptcy Court, and other customary closing conditions.

The proceeds from the Term Facility will be used to finance transactions in connection with CEOC’s emergence from bankruptcy in accordance with CEOC’s plan of reorganization, including to repay existing indebtedness and to pay related fees and expenses.

Credit Suisse AG is serving as sole administrative agent for the Senior Facilities. Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. served as joint lead arrangers for the Senior Facilities and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley and UBS Securities LLC served as joint bookrunners for the Senior Facilities.

About Caesars Entertainment Corporation

Caesars Entertainment Corporation (“CEC”) is the world’s most diversified casino-entertainment provider and the most geographically diverse U.S. casino-entertainment company. CEC is mainly comprised of the following three entities: the majority owned operating subsidiary CEOC, wholly owned Caesars Entertainment Resort Properties and Caesars Growth Properties, in which we hold a variable economic interest. Since its beginning in Reno, Nevada, 75 years ago, CEC has grown through development of new resorts, expansions and acquisitions and its portfolio of subsidiaries now operate 47 casinos in 13 U.S. states and five countries. CEC’s resorts operate primarily under the Caesars®, Harrah’s® and Horseshoe® brand names. CEC’s portfolio also includes the London Clubs International family of casinos. CEC is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. CEC is committed to environmental sustainability and energy conservation and recognizes the importance of being a responsible steward of the environment. For more information, please visit www.caesars.com.

Forward-Looking Statements

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts and by the use of words such as, “will,” “anticipated,” and “proposed” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, the emergence from bankruptcy of CEOC and the expected timing thereof, future actions that may be taken by CEC and others with respect thereto, and the completion of the Merger (as defined below). These forward-looking statements are based on current expectations and projections about future events.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance and results of CEC and CEOC may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the SEC: the Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement (as defined below), CEC’s and CEOC’s ability (or inability) to meet any milestones or other conditions set forth in their restructuring support agreements, CEC’s and CEOC’s ability (or inability) to satisfy the conditions to the effectiveness of the Third Amended Joint Plan of Reorganization of CEOC and its Chapter 11 debtor subsidiaries, CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the CEOC restructuring as necessary, CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast and other risks associated with the CEOC restructuring and related litigation.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this document. CEC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and Caesars Acquisition Company (“CAC”), as subsequently amended on February 20, 2017 (as amended, the “Merger Agreement”), among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of CEC and CAC. Stockholders are urged to read the registration statement and joint proxy statement/prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

CEC, CAC and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from CEC and CAC stockholders in favor of the business combination transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CEC and CAC stockholders in connection with the proposed business combination transaction is set forth in the joint proxy statement/prospectus filed with the SEC on March 13, 2017 and Amendment No. 1 to the Annual Report on Form 10-K for CAC’s fiscal year ended December 31, 2016, filed on March 31, 2017, respectively. You can obtain free copies of these documents from CEC and CAC in the manner set forth above.